                                                              EXHIBIT 23.5

                    CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 4 to Form S-4 of Howmet Corporation of our report dated 7 June 1996, relating to the financial statements of Howmet Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Price Waterhouse

Bristol, United Kingdom

July 3, 1996